SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  September 13, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Acquisition Trust 2006-WF1, Mortgage Pass-Through Certificates, Series 2006-WF1)

J.P. MORGAN MORTGAGE ACQUISITION TRUST 2006-WF1
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-130192-18	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 1, 2006, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Acquisition Trust 2006-WF1 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Seller’s Warranties and Servicing Agreement dated as of June 1, 2006 between Wells Fargo Bank, N.A. and J.P. Morgan Mortgage Acquisition Corp.

99.2

Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as the master servicer.

99.3

Interest Rate Cap Agreement, dated as of August 28, 2006, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Acquisition Trust 2006-WF1.

99.4

Interest Rate Cap Agreement, dated as of August 28, 2006, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Acquisition Trust 2006-WF1.

99.5

Interest Rate Cap Agreement, dated as of August 28, 2006, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Acquisition Trust 2006-WF1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

    Name:  Rosa Hyun

    Title:  Vice President

Dated:  September 13, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Seller’s Warranties and Servicing Agreement dated as of June 1, 2006 between Wells Fargo Bank, N.A. and J.P. Morgan Mortgage Acquisition Corp.

99.2

Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as the master servicer.

99.3

Interest Rate Cap Agreement, dated as of August 28, 2006, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Acquisition Trust 2006-WF1.

99.4

Interest Rate Cap Agreement, dated as of August 28, 2006, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Acquisition Trust 2006-WF1.

99.5

Interest Rate Cap Agreement, dated as of August 28, 2006, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Acquisition Trust 2006-WF1.